First Trust Merger Arbitrage Fund Class A Shares (Ticker Symbol: VARAX) Class C Shares (Ticker Symbol: VARCX) Class I Shares (Ticker Symbol: VARBX)
Summary Prospectus	January 31, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.firsttrustcapital.com/fund-literature/. You may also obtain this information at no cost by calling 1-877-779-1999 or by sending an e-mail request to info@FirstTrustCapital.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2024 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The First Trust Merger Arbitrage Fund (the “Fund”) seeks returns that are largely uncorrelated with the returns of the general stock market, and capital appreciation.

Fees and Expenses of the Fund

The table below provides information on the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND — Purchase of Shares” on page 25 of this Prospectus and in “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		1.00%[1]		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		1.00%		1.00%		1.00%
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.57%		0.57%		0.50%
Shareholder servicing fee	0.15%		0.15%		0.08%
Dividends and interest expense on short sales	0.29%		0.29%		0.29%
All other expenses	0.13%		0.13%		0.13%
Acquired fund fees and expenses		0.03%		0.03%		0.03%
Total annual fund operating expenses[2]		2.10%		2.85%		1.78%

1       For Class A shares, no sales charge applies on investments of $1 million or more, but to the extent a finder’s fee was paid, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

2       The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$776	$1,195	$1,639	$2,866
Class C	$390	$883	$1,504	$3,176
Class I	$181	$560	$964	$2,095

You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C	$288	$883	$1,504	$3,176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 367% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest in equity securities (publicly-traded common stock and preferred stock) and derivatives thereof (primarily options) of companies that are involved in a significant corporate event, such as a merger or acquisition. Investments in companies undergoing a merger or acquisition have both risk and return characteristics that are different from the risks of investing in the general stock market. While the risks and returns of traditional stock investing depend on company-specific factors such as profitability and prospects for growth, and on broader economic factors such as interest rates, inflation, global trade and political risks, the Fund’s advisor believes that the risks and returns of merger-arbitrage investing are largely isolated from the daily movements of the stock market, and instead primarily depend on the successful or unsuccessful completion of a merger or acquisition, which creates returns that are largely uncorrelated with the returns of the stock market. During periods of low merger and acquisition activity, the Fund may hold a substantial amount in cash and cash equivalents.

The typical merger-arbitrage strategies employed by the Fund’s advisor seek to generate returns by purchasing the stock of the company being acquired, which is commonly known as the target company (the “target”), at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may determine the Fund’s potential profit on such an investment. The Fund may employ a variety of strategies to set the “spread”, particularly in proposed transactions involving stock consideration, including shorting the stock of the company that proposes to acquire the target and/or the use of derivatives involving the purchase and sale of put and call options. The success of the merger-arbitrage strategy largely depends on the overall volume of merger activity, which has historically been cyclical in nature, and the Fund’s advisor’s correct evaluation of the outcome of such merger or acquisition transactions, as the Fund’s advisor typically seeks to create a portfolio of uncorrelated investment positions that in the aggregate will benefit from such transaction’s completion. During periods of infrequent merger activity, it may be difficult for the Fund’s advisor to identify investment opportunities, and the Fund may hold a substantial amount in cash and cash equivalents.

The Fund may invest in equity securities of any market capitalization. The Fund may invest in event-driven transactions as small as $100 million in transaction value, without limitation as to industries and sectors. The Fund may also invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), which are collective investment structures that pool funds in order to seek potential acquisition opportunities. In selecting SPACs for investment, FTCM analyzes the attractiveness of the SPAC through the life of the SPAC from IPO to liquidation. FTCM evaluates pre- and post-merger announcements, the potential rate of return, the length of time until the proposed transaction closes or SPAC liquidates, and the potential risk to the Fund in the event the proposed acquisition/liquidation does not close on time and is extended. SPACs provide the opportunity for public shareholders to have some or all of their shares redeemed by the SPAC in connection with certain corporate events, such as an amendment to its charter or an acquisition. The Fund may sell its investments in SPACs at any time, but generally looks to sell/redeem prior to the completion of the acquisition or liquidation. While the Fund may invest in both U.S. and non-U.S. securities, the Fund invests primarily in equity securities of U.S. and Canadian issuers, which may include American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may also invest directly in other foreign markets. In executing the Fund’s strategy, the Fund’s advisor generally expects to employ leverage and to utilize a variety of hedging techniques including those involving short sales, options, index futures, forwards, swaps, and other financial instruments. The Fund may also invest in other types of securities such as debt securities, convertible securities and options using merger arbitrage strategies. The debt securities in which the Fund invests may be of any maturity and credit quality including high yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) (or if unrated, are determined by the Fund’s advisor to be of comparable credit quality).

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Merger and other arbitrage transactions risk. The Fund’s merger-arbitrage strategy depends on the overall volume of merger activity. During periods of infrequent merger activity, it may be difficult to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions, and the Fund may hold a substantial amount in cash and cash equivalents. If the Fund’s advisor determines that a proposed acquisition or other corporate event is likely to be consummated, the Fund may purchase the target company’s securities at prices often below the value expected to be paid or exchanged for such securities upon completion of the transaction (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If a transaction appears unlikely to be consummated, or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquiror’s securities, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Fund’s advisor determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

Every merger transaction is subject to unique risks. The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed. These risks may occur for a variety of reasons, such as the inability to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies, or the failure of shareholders of the party companies to approve the transaction. These risks could cause the Fund to incur a loss.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

SPACs risk. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale.

Lack of correlation risk; hedging risk. There can be no assurance that the Fund’s hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions the Fund’s Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Leveraging risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Short sales risk. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Options risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Asset coverage risk. As a series of an investment company registered with the SEC, the Fund must engage in certain measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives, short sales and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered. The Fund, at its discretion, may forgo asset coverage in favor of implementing the SEC’s new and more comprehensive requirements under Rule 18f-4 of the Investment Company Act of 1940, as amended (“1940 Act”), including value-at-risk (“VaR”) limitations on the Fund’s leverage risk.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Market capitalization risk. The securities of micro-capitalization, small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations, or poor economic or market conditions. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Recent market events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are financially weaker, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based bond market index, the Bloomberg US Aggregate Bond Index, and a broad-based equity market index, the S&P 500 Index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, https://www.FirstTrustCapital.com, or by calling the Fund at 1-877-779-1999. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

The Fund commenced operations on October 1, 2015, after the reorganization of Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, substantially the same as those of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies, such as the Fund. For the relevant periods, the bar chart and the performance table below reflect the performance of the Predecessor Fund, which was managed by Glenfinnen Capital, L.L.C. until Vivaldi Capital Management LP took over as investment advisor to the Predecessor Fund from July 2015 to September 30, 2015.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
4.81%
5.22%
1.73%
2.39%
4.11%
4.27%
4.00%
5.43%
2.50%
3.30%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Class I Shares
Highest Calendar Quarter Return at NAV	4.29%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(2.19)%	Quarter Ended 03/31/2020
Average Annual Total Returns for Period Ended December 31, 2023	One Year	Five Years	Ten Years
Class I Shares – Return Before Taxes	3.30%	3.90%	3.77%
Class I Shares – Return After Taxes on Distributions*	1.69%	2.45%	2.92%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares*	2.00%	2.45%	2.64%
Class A Shares – Return Before Taxes	(3.04)%	2.33%	2.83%
Class C Shares – Return Before Taxes**	2.20%	2.79%	2.67%
Bloomberg US Aggregate Bond Index+ (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
S&P 500 Index++ (reflects no deductions for fees, expenses or taxes)	26.29%	15.69%	12.03%

*        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After — tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

**      Class C shares commenced operations on January 31, 2024. The performance figures for Class C shares include the performance for the Class I shares for the periods prior to the inception date of Class C shares, adjusted for the difference in Class C shares and Class I shares expenses. Class C shares impose higher expenses than Class I shares.

+       The Bloomberg US Aggregate Bond Index is an index that measures the performance of the U.S. investment grade bond market. The index includes a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year.

++     The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index.

Investment Advisor

First Trust Capital Management L.P. (“FTCM” or the “Advisor”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”).

Portfolio Manager

Mr. Daniel Lancz, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been since its inception in October 2015. Mr. Lancz served as Chief Compliance Officer and Director of Research for the Predecessor Fund.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$1,000	$50
Gift Account For Minors	$1,000	$50
Class C
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$1,000	$50
Gift Account For Minors	$1,000	$50
Class I
Direct Regular Accounts	$500,000	$0
Direct Retirement Accounts	$500,000	$0
Automatic Investment Plan	$500,000	$0
Gift Account For Minors	$500,000	$0

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer, registered investment advisor, bank or other financial intermediary (collectively, “intermediaries”), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.